Exhibit 10.26

CERTIFICATE OF FORMATION

OF

ACAS BUSINESS LOAN LLC, 2005-1

This Certificate of Formation of ACAS Business Loan LLC, 2005-1 (the “Company”), dated as of September 8, 2005, is being duly executed and filed by Michael T. Mullins, as an authorized person to execute this Certificate under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (as amended from time to time, the “Act”).

FIRST. The name of the limited liability company formed hereby is “ACAS Business Loan LLC, 2005-1”.

SECOND. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

THIRD. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation in accordance with the Act as of the date first above written.

/s/ MICHAEL T. MULLINS
Michael T. Mullins